CONFIDENTIAL

                           CYBERNET DATA SYSTEMS INC.
                            CONTENT LICENSE AGREEMENT

Licensor: Cybernet Data Systems, Inc. doing business as EDGAR-ONLINE.COM
Licensee: CLIENTCOMPANY doing business as ______________________________

THIS CONTENT LICENSE AGREEMENT (the "Agreement") is made as of this _____ day of ________, 1998 (the "Effective Date") between Cybernet Data Systems, Inc., a Delaware corporation, with offices at 50 Washington Street, South Norwalk CT 06854 ("CDS") and CLIENTCOMPANY, a ________________ corporation, with offices at
_____________________________________________.

In consideration of the mutual promises contained herein, the parties agree as follows:

GRANT OF LICENSES

Subject to the terms and conditions of this Agreement, CDS hereby grants to CLIENTCOMPANY, under CDS's Intellectual Property Rights:

(a) A non-exclusive, worldwide license to use, modify, reproduce, distribute, display and transmit CDS Content in electronic form via the Internet, and to permit users to download and print CDS Content from CLIENTCOMPANY's Web site for personal, non-commercial use. Specifically excluded from this License is the right for any user receiving CDS Content from CLIENTCOMPANY to redistribute, reproduce, retransmit, disseminate, sell, publish, broadcast or circulate the information contained in such CDS Content to anyone without the express written consent of CDS. CLIENTCOMPANY agrees to use its best efforts to restrict the uses of CDS Content by visitors to its Web Pages to personal use of such Content and not for further commercial redistribution.

(b) A non-exclusive, worldwide license to use, reproduce and display CDS's Brand Features: (i) in connection with the presentation of the CDS Content on CLIENTCOMPANY's Content Pages; and (ii) in connection with the marketing and promotion of CLIENTCOMPANY's Web site. All reference to CDS's Brand features must conform to the guidelines contained in Exhibit
      A. The approved language on all hyperlinks covered by this License is "EDGAR ONLINE SEC FILINGS". Any other language used in a link to any EDGAR ONLINE Content Pages or any co-branded Page will require specific written approval from CDS.

NOTICES. CDS will not alter or impair any acknowledgment of copyright or other Intellectual Property Rights of CLIENTCOMPANY that may appear in the CDS Content and the CDS Brand


                        CDS Agreement with CLIENTCOMPANY
                                  CONFIDENTIAL

CDS Agreement with CLIENTCOMPANY
CONFIDENTIAL
Page 2 of 16

Initialed CLIENTCOMPANY:_________

Initialed CDS:_________

Features, including all copyright, trademark and similar notices that CLIENTCOMPANY may reasonably request.

All notices, requests, demands, reports or other communications under this Agreement shall be in writing and may be sent by mail, facsimile, or authorized electronic address to the offices specified below. Notices hereunder shall be directed to: For CDS: Attention Vice President, Business Development, Cybernet Data Systems, Inc., 50 Washington Street, 9th Floor, Norwalk, CT 06854, Phone 203-852-5666, Fax 203-852-5667, Email marketing@edgar-online.com. For CLIENTCOMPANY, notices shall be sent to the attention of the first person listed on Exhibit B.

DEFINITIONS. Terms are defined in Exhibit C.

DELIVERY OF CDS CONTENT AND SHARED REVENUE

CDS'S RESPONSIBILITIES. CDS will be responsible for the design, layout, posting, and maintenance of the co-branded Content Pages residing on CDS's server.

CDS ASSISTANCE. CDS will provide on-going assistance to CLIENTCOMPANY with regard to technical, administrative and service-oriented issues relating to the utilization, transmission and maintenance of the CDS Content, as CLIENTCOMPANY may reasonably request. CDS will use its reasonable best efforts to ensure that the CDS Content is accurate, comprehensive and updated regularly.

During the term of this Agreement, CDS shall deliver updates of the CDS Content to CLIENTCOMPANY. CDS also shall provide CLIENTCOMPANY with reasonable prior notice of any significant Enhancements that generally affect the appearance, updating, delivery or other elements of the CDS Content, and shall make such Enhancements available to CLIENTCOMPANY upon commercially reasonable terms.

ADVERTISING RIGHTS. CDS shall have the sole right to sell or license all Advertising Rights with respect to those Content Pages on its own site which are "co-branded" with CLIENTCOMPANY. CDS shall use reasonable commercial efforts to sell or license such Advertising Rights; provided, however, that CDS makes no representation or warranty with respect to the amount of Advertising Revenue to be received from such Advertising Rights.

PAYMENT TO CLIENTCOMPANY FOR ADVERTISING REVENUES. CDS will pay CLIENTCOMPANY a fee of 20% of Net Advertising Revenues received by CDS for all advertising rights sold on Content Pages co-branded with CLIENTCOMPANY that are hosted on the EDGAR ONLINE server only when the total page views for all CLIENTCOMPANY co-branded pages exceeds 300,000 in any month. In the event the total of co-branded pages does not

CDS Agreement with CLIENTCOMPANY
CONFIDENTIAL
Page 3 of 16


Initialed CLIENTCOMPANY:_________

Initialed CDS:_________

exceed 300,000 page views CDS will receive 100% of Revenues generated by the sale of advertising rights on all of the Content Pages co-branded with CLIENTCOMPANY and CLIENTCOMPANY will not be entitled to any payment for that month.

CDS shall determine the number of Page Views using such software or other system or method that it in good faith determines will result in a substantially correct calculation, and such number will be final and binding on the parties.

Within 30 days of the end of each quarter during the term of this agreement, CDS shall remit to CLIENTCOMPANY its share of such revenues.

SUBSCRIPTION REVENUE. CDS shall track and measure the number of times an individual accessing the CLIENTCOMPANY Web Site uses such access to link to and access the CDS Web Site and become a paid subscriber to CDS services ("Paid Linked Subscriber") for a minimum period of ninety (90) days. For each Paid Linked Subscriber, CDS agrees to pay CLIENTCOMPANY 20% of the subscription fees actually collected from such Paid Linked Subscriber for the first year commencing on the date such Paid Linked Subscriber first became a Paid Linked Subscriber only when the total new gross subscription fees generated by CLIENTCOMPANY exceed $250.00 in any month. In the event the total new gross subscription fees do not exceed $250.00, CDS will receive 100% of Revenues generated by the sale of these subscription fees and the CLIENTCOMPANY will not be entitled to any payment for those Paid Link Subscribers initiating service that month.

CDS shall determine the number of Paid Link Subscribers using such software or other system or method that it in good faith determines will result in a substantially correct calculation, and such number will be final and binding on the parties.

Within 30 days of the end of each quarter during the term of this agreement, CDS will provide CLIENTCOMPANY a statement showing Net Paid Linked Subscriber revenues for that quarter and shall remit to CLIENTCOMPANY its share of such revenues.

CONTENT PROVIDED TO CLIENTCOMPANY

CDS agrees to grant CLIENTCOMPANY a NON-EXCLUSIVE and NON-TRANSFERABLE license to link to a page (or pages) located on CDS' server which:

(a) CO-BRANDED EDGAR ONLINE SEC FILINGS PAGE. Provides a listing of all electronic SEC filings for a specific company whose ticker symbol or company name is passed to EDGAR ONLINE by CLIENTCOMPANY. Free users of this page will be allowed access to electronic SEC filings in HTML, the Management's Discussion section of 10-Ks and 10-Qs (the EDGAR

CDS Agreement with CLIENTCOMPANY
CONFIDENTIAL
Page 4 of 16


Initialed CLIENTCOMPANY:_________

Initialed CDS:_________


      ONLINE GLIMPSE), Financial Data Schedules (the EDGAR ONLINE FDS) and other searches, as long as the data is not premium data. Users seeking to access premium data, including a "today's filing", 144 filing or other premium data will be encouraged to join CDS's paid subscriber service.

AND

(b) CO-BRANDED EDGAR ONLINE PEOPLE PAGES. Provides a look-up function of all individuals discussed in SEC filings. Free users of this page will be allowed to look-up individuals identified in corporate proxy statements (DEF 14A). Users seeking to access premium data, including the look-up function covering other SEC filing types including IPO Filings, Insider Filings, Quarterly Reports, and Annual Reports, will be encouraged to join CDS's paid subscriber service.

INDEMNIFICATION

CDS, at its own expense, will indemnify, defend and hold harmless CLIENTCOMPANY, its Affiliates and their employees, representatives, agents and affiliates, against any claim, suit, action, or other proceeding brought against CLIENTCOMPANY or an Affiliate based on or arising from a claim that CDS Content as delivered to CLIENTCOMPANY or any CDS Brand Feature infringes in any manner any Intellectual Property Right of any third party or contains any material or information that is obscene, defamatory, libelous, slanderous, that violates any person's right of publicity, privacy or personality, or has otherwise resulted in any injury, damage or harm to any person; provided, however, that in any such case: (x) CLIENTCOMPANY provides CDS with prompt notice of any such claim; (y) CDS permits CLIENTCOMPANY to assume and control the defense of such action, with counsel chosen by CDS (who shall be reasonably acceptable to CLIENTCOMPANY); and (z) CLIENTCOMPANY does not enter into any settlement or compromise of any such claim without CDS's prior written consent. CDS will pay any and all costs, damages, and expenses, including, but not limited to, reasonable attorneys' fees and costs awarded against or otherwise incurred by CLIENTCOMPANY or an Affiliate in connection with or arising from any such claim, suit, action or proceeding.

TERM AND TERMINATION

INITIAL TERM AND RENEWALS. This Agreement will become effective as of the last date of signature (Effective Date) and shall, unless sooner terminated as provided below or as otherwise agreed, remain effective for an initial term of twelve (12) months following the first date of public availability of the CDS Content on a Content Page within a CLIENTCOMPANY Property (the "Initial Term"). After the Initial Term, this Agreement will be automatically renewed for successive

CDS Agreement with CLIENTCOMPANY
CONFIDENTIAL
Page 5 of 16


Initialed CLIENTCOMPANY:_________

Initialed CDS:_________


additional one-year periods ("Extension Terms"), unless otherwise terminated by either party by giving notice to the other party not less than sixty (60) days prior to the end of a Term. As used herein, the "Term" means the Initial Term and any Extension Term(s).

TERMINATION FOR CAUSE. Notwithstanding the foregoing, this Agreement may be terminated by either party immediately upon notice if the other party: (w) becomes insolvent; (x) files a petition in bankruptcy; (y) makes an assignment for the benefit of its creditors; or (z) breach any of its obligations under this Agreement in any material respect, which breach is not remedied within thirty (30) days following written notice to such party.

EFFECT OF TERMINATION. Any termination shall be without any liability or obligation of the terminating party, other than with respect to any breach of this Agreement prior to termination. The provisions relating to property rights and confidentiality shall survive any termination or expiration of this Agreement. All revenue sharing ceases with the termination of this Agreement.

CONFIDENTIALITY

CDS and CLIENTCOMPANY hereby acknowledge that each of them may have access to confidential and proprietary information, which relates to the other party's business (the "Confidential Information"). Such information shall be identified as confidential at the time of disclosure. Each party agrees to preserve and protect the confidentiality of the Confidential Information and not to disclose or use any applicable Confidential Information without the prior written consent of the other party; provided, however, that any party hereto may disclose to any other party or use any information which is: (i) already publicly known; (ii) discovered or created independently of any involvement with such party; (iii) otherwise learned through legitimate means other than from such party; or (iv) independently created by the receiving party without reference to the other party's confidential information. Moreover, any party hereto may disclose any Confidential Information hereunder to such party's agents, attorneys and other representatives or any court or competent jurisdiction or any other party empowered hereunder as reasonably required to resolve any dispute between the parties hereto. Both parties agree all aspects of this contract are confidential and shall not be disclosed to any third party.

OWNERSHIP

BY CDS. CLIENTCOMPANY acknowledges and agrees that: (i) as between CDS on the one hand, and CLIENTCOMPANY and its Affiliates on the other, CDS owns all right, title and interest in the CDS Content and the CDS Brand Features; (ii) nothing in this Agreement shall confer in CLIENTCOMPANY or an Affiliate of ownership in the CDS Content or the CDS Brand Features; and (iii) neither CLIENTCOMPANY or its Affiliates shall now or in the future contest the validity

CDS Agreement with CLIENTCOMPANY
CONFIDENTIAL
Page 6 of 16


Initialed CLIENTCOMPANY:_________

Initialed CDS:_________


of the CDS Brand Features. No licenses are granted by either party except for those expressly set forth in this Agreement.

BY CLIENTCOMPANY. CDS acknowledges and agrees that: (i) as between CDS on the one hand, and CLIENTCOMPANY and its Affiliates on the other, CLIENTCOMPANY owns all right, title and interest in any CLIENTCOMPANY Property and the CLIENTCOMPANY Brand Features; (ii) nothing in this Agreement shall confer in CDS any license or right of ownership in the CLIENTCOMPANY Brand Features; and (iii) CDS shall not now or in the future contest the validity of the CLIENTCOMPANY Brand Features.


PUBLIC ANNOUNCEMENTS

The parties will cooperate to create any and all appropriate public announcements relating to the relationship set forth in this Agreement. Neither party shall make any public announcement regarding the existence or content of this Agreement without the other party's prior written approval and consent.

CLIENTCOMPANY will, when appropriate, mention availability of CDS content in relevant advertising including but not limited to print, television, radio and online; promotion and public relations. CLIENTCOMPANY will mention CDS content when other third party providers of data to CLIENTCOMPANY are mentioned in relevant advertising, promotion and public relations.

FUTURE COOPERATION. CLIENTCOMPANY and CDS will keep each other apprised of product and other developments that may enhance the relationship between CLIENTCOMPANY and CDS; including but not limited to new product development by CLIENTCOMPANY that may be valuable to CDS. CDS and CLIENTCOMPANY agree that future cooperation may be valuable to both parties, and that the parties will discuss such future cooperation each quarter or as warranted. CLIENTCOMPANY will provide contact information for key staff as outlined in Exhibit B.

IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their duly authorized representatives as of the Effective Date first written above.


CYBERNET DATA SYSTEMS, INC.              CLIENTCOMPANY
(Licensor)                               (Licensee)
A Delaware Corporation                   A ____________  corporation


Signed_____________________________      _______________________________
Name: Jay Sears ___________________      _______________________________

CDS Agreement with CLIENTCOMPANY
CONFIDENTIAL
Page 7 of 16


Initialed CLIENTCOMPANY:_________

Initialed CDS:_________


Title:  Vice President, Marketing &            _________________________________
        Business Development


Date:_____________________________             _________________________________


Phone: 203-852-5666_______________             _________________________________

Fax: 203-852-5667_________________             _________________________________

Email: sears@edgar-online.com_____             _________________________________

CDS Agreement with CLIENTCOMPANY
CONFIDENTIAL
Page 8 of 16


Initialed CLIENTCOMPANY:_________

Initialed CDS:_________


                                    EXHIBIT A

                                       TO

              CYBERNET DATA SYSTEMS, INC. CONTENT LICENSE AGREEMENT

                CYBERNET DATA SYSTEMS, INC. MARK USAGE GUIDELINES

         GUIDELINES FOR USE OF EDGAR(R) ONLINE(SM) LOGO AND WORD MARKS

SUMMARY

Cybernet Data Systems, Inc.'s (CDS) EDGAR ONLINE marks are of great importance in helping the company compete in the highly competitive Internet industry. CDS's legal rights in the marks can be defended only if they are consistently used correctly in all forms of media. Therefore, it is critical that all licensees familiarize themselves with and abide the following rules of trademark use.

EDGAR ONLINE MARK USAGE GUIDELINES

      1.    The correct URL is http://www.edgar-online.com

      2.    Marks can be used as adjectives or nouns.

      Correct: EDGAR ONLINE SEC Data, EDGAR ONLINE SEC Filings

      Correct: EDGAR ONLINE

      3. Always distinguish a mark (service mark, registered mark, trademark) from surrounding text. Methods of distinguishing a mark include printing it in CAPITALS, italicized text, using BOLD-FACED TEXT, using superscript, Initial Capitalization or by putting the mark in "quotation marks".

      4.    Never use the EDGAR ONLINE mark as a verb.

      5.    Never use the EDGAR ONLINE mark in plural form.

      6. Do not place a hyphen in the EDGAR ONLINE mark, unless referring to the URL

      Correct: EDGAR ONLINE

CDS Agreement with CLIENTCOMPANY
CONFIDENTIAL
Page 9 of 16


Initialed CLIENTCOMPANY:_________

Initialed CDS:_________


      Correct: http://www.edgar-online.com

      Incorrect: EDGAR ONLINE

      Incorrect: EDGAR

      Incorrect: http://www.edgaronline.com

      7.    Whenever possible, always place EDGAR ONLINE in BOLD italics

      Correct: EDGAR ONLINE

      Incorrect: EDGAR ONLINE

      8.    Never refer to EDGAR ONLINE as EDGAR

      9. Do not combine the EDGAR ONLINE mark with other trademarks or other words to form new marks.

      10. The graphic design of the EDGAR ONLINE logo must be adhered to strictly. Approved artwork must be used and the design cannot be altered in any way. The EDGAR ONLINE logo must stand alone. It cannot be combined with other marks and cannot be used in text.

      11. The registered mark symbol, "(R)", must appear on the upper right shoulder of the word "EDGAR" and the service mark logo "SM", must always appear on the upper right shoulder of the word "Online" on both the first use of the EDGAR ONLINE mark and on the most prominent use of the mark.

      12.   There are several brands within EDGAR ONLINE and these include:

      EDGAR ONLINE PEOPLE

      EDGAR ONLINE GLIMPSE

      EDGAR ONLINE FDS

      EDGAR ONLINE WATCHLIST


      13. This following wording must be centered at the bottom of the EDGAR ONLINE SEARCH results page: "EDGAR is a federally

CDS Agreement with CLIENTCOMPANY
CONFIDENTIAL
Page 10 of 16


Initialed CLIENTCOMPANY:_________

Initialed CDS:_________

            registered trademark of the U.S. Securities and Exchange Commission
            (SEC). EDGAR ONLINE is a product of Cybernet Data Systems, Inc. and is neither approved by, nor affiliated with the SEC.

            CYBERNET DATA SYSTEMS makes no claims concerning the validity of the information provided by EDGAR ONLINE and will not be held liable for any use of this information. The information ("Information") provided herein may be displayed and printed for your personal, non-commercial use only. You may not reproduce, retransmit, distribute, disseminate, sell, publish, broadcast or circulate the Information to anyone, without the express written consent of Cybernet Data Systems, Inc.

            (C) Copyright 1995-1998 Cybernet Data Systems, Inc. All rights reserved."

            This following phrase must be centered at the bottom of other EDGAR ONLINE pages:

            (C) Copyright 1995-1998 Cybernet Data Systems, Inc. All rights reserved."

      14. From time to time during the Term, CDS may modify the written guidelines for the size, typeface, colors and other graphic characteristics of the EDGAR ONLINE logo and word marks, which upon delivery to Partner shall be deemed to be incorporated into the "Guidelines for use of EDGAR ONLINE Logo and Word Marks" document under this Agreement.

EDGAR ONLINE LOGO USAGE GUIDELINES

            Complete artwork files are available in electronic media. This artwork may not be edited or modified in any way by Partner.

COLOR PALETTES

            The EDGAR ONLINE logos must be rendered in three colors for graphics arts reproduction. The color palette is:

CDS Agreement with CLIENTCOMPANY
CONFIDENTIAL
Page 11 of 16


Initialed CLIENTCOMPANY:_________

Initialed CDS:_________

      -     EDGAR ONLINE Blue

      -     EDGAR ONLINE Red

      -     EDGAR ONLINE Yellow

      Artwork should be requested from CDS.

CDS Agreement with CLIENTCOMPANY
CONFIDENTIAL
Page 12 of 16


Initialed CLIENTCOMPANY:_________

Initialed CDS:_________


                                    EXHIBIT B

                                       TO

              CYBERNET DATA SYSTEMS, INC. CONTENT LICENSE AGREEMENT

                               CLIENTCOMPANY STAFF

Also, please provide the following data for CLIENTCOMPANY:

NAME OF RECIPIENT FOR ALL OFFICIAL AND LEGAL NOTICES:__________________________

Title:_____________________________    Email:__________________________________

Phone:_____________________________    Fax:____________________________________

Address (if different from above):_____________________________________________



NAME OF MAIN PROJECT MANAGER CONTACT:__________________________________________

Title:_____________________________    Email:__________________________________

Phone:_____________________________    Fax:____________________________________

Address (if different from above):_____________________________________________



NAME OF MAIN TECHNICAL CONTACT:________________________________________________

Title:_____________________________    Email:__________________________________

Phone:_____________________________    Fax:____________________________________

Address (if different from above):_____________________________________________

CDS Agreement with CLIENTCOMPANY
CONFIDENTIAL
Page 13 of 16

Initialed CLIENTCOMPANY:

Initialed CDS:



NAME OF VP, BUSINESS DEVELOPMENT:______________________________________________

Title:_____________________________    Email:__________________________________

Phone:_____________________________    Fax:____________________________________

Address (if different from above):_____________________________________________



NAME OF VP, MARKETING:_________________________________________________________

Title:_____________________________    Email:__________________________________

Phone:_____________________________    Fax:____________________________________

Address (if different from above):_____________________________________________



NAME OF PUBLIC RELATIONS DIRECTOR:_____________________________________________

Title:_____________________________    Email:__________________________________

Phone:_____________________________    Fax:____________________________________

Address (if different from above):_____________________________________________



NAME OF INVESTOR RELATIONS DIRECTOR (IF APPLICABLE):___________________________

Company Ticker Symbol:_________________________________________________________

Title:_____________________________    Email:__________________________________

Phone:_____________________________    Fax:____________________________________

Address (if different from above):_____________________________________________

CDS Agreement with CLIENTCOMPANY
CONFIDENTIAL
Page 14 of 16


Initialed CLIENTCOMPANY:_________

Initialed CDS:_________


NAME OF ACCOUNTS PAYABLE CONTACT (IF APPLICABLE):______________________________

Company Ticker Symbol:_________________________________________________________

Title:_____________________________    Email:__________________________________

Phone:_____________________________    Fax:____________________________________

Address (if different from above):_____________________________________________

CDS Agreement with CLIENTCOMPANY
CONFIDENTIAL
Page 15 of 16


Initialed CLIENTCOMPANY:_________

Initialed CDS:_________


                                    EXHIBIT C

                                       TO

              CYBERNET DATA SYSTEMS, INC. CONTENT LICENSE AGREEMENT

                                   DEFINITIONS

"Advertising Rights" shall mean the advertising and promotional rights sold or licensed with respect to Content Pages.

"Affiliates" shall mean any company or any other entity world-wide, including, without limitation, corporations, partnerships, joint ventures, and Limited Liability Companies, in which CDS owns at least a twenty percent ownership, equity, or financial interest.

"CDS Brand Features" shall mean all trademarks, service marks, logos and other distinctive brand features of CDS that are used in or relate to a CDS Property or Content, including, without limitation, the trademarks, service marks and logos described

"CDS Content" shall mean, collectively, all materials, data, and similar information collected and owned by CDS, which is a collection of HTML files and certain related scripts, including, without limitation, all Enhancements.

"CDS Properties" shall mean any CDS branded or co-branded media properties, including, without limitation, Internet guides, developed in whole or in part by CDS or its Affiliates and distributed or made available by CDS or its Affiliates over the Internet or otherwise.

"Content Pages" shall mean those pages in the CDS Property that contain CDS Content and that are co-branded with both CLIENTCOMPANY Brand Features and CDS Brand Features.

"Enhancements" shall mean any updates, improvements or modifications made to, or derivative works created from, the CDS Content by CDS.

"Intellectual Property Rights" shall mean all rights in and to trade secrets, patents, copyrights, trademarks, know-how, as well as moral rights and similar rights of any type under the laws of any governmental authority, domestic or foreign.

"Internet" shall mean the collection of computer networks commonly known as the Internet, and shall include, without limitation, the World Wide Web.

CDS Agreement with CLIENTCOMPANY
CONFIDENTIAL
Page 16 of 16


Initialed CLIENTCOMPANY:_________

Initialed CDS:_________


"Paid Linked Subscriber" shall mean a CDS subscriber with a Premium Service Subscription.

"Premium Service Subscription" shall mean any Level One, Level Two, Level Three or Student/Journalist subscription providing access to CDS, premium, paid content.